SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): May 23, 2019 (May 23, 2019)

Bausch Health Companies Inc.

(Exact Name of Registrant as Specified in Its Charter)

British Columbia, Canada	001-14956	98-0448205
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2150 St. Elzéar Blvd. West

Laval, Quebec

Canada H7L 4A8

(Address of Principal Executive Offices)(Zip Code)

514-744-6792

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, No Par Value	BHC	New York Stock Exchange, Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

Senior Notes Offerings

On May 23, 2019, Bausch Health Companies Inc. (the “Company”) completed its previously announced offering of $750,00,000 aggregate principal amount of its 7.000% Senior Notes due 2028 (the “2028 Notes”) and $750,000,000 aggregate principal amount of its 7.250% Senior Notes due 2029 (the “2029 Notes,” together with the 2028 Notes, the “Notes”).

The Notes were offered in the United States and sold to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States to non-U.S. persons pursuant to Regulation S under the Securities Act. The Notes have not been and will not be registered under the Securities Act or any state securities law and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

The net proceeds of the Notes offerings, along with cash on hand, will be used to repurchase up to $1,500,000,000 aggregate principal amount across the Company’s outstanding 5.50% Senior Notes due 2023 and 5.875% Senior Notes due 2023, pursuant to the tender offers announced on May 9, 2019, and to pay related fees and expenses.

The Notes Indenture

The Notes were issued pursuant to the indenture, dated as of May 23, 2019 (the “Indenture”), among the Company, the guarantors named therein and The Bank of New York Mellon, as trustee.

Interest and Maturity

Pursuant to the Indenture, the 2028 Notes will mature on January 15, 2028 and the 2029 Notes will mature on May 30, 2029. Interest on the 2028 Notes will be payable semi-annually in arrears on each January 15 and July 15, beginning on July 15, 2019. Interest on the 2029 Notes will be payable semi-annually in arrears on each May 30 and November 30, beginning on November 30, 2019.

Guarantees

The Notes will initially be jointly and severally guaranteed on a senior unsecured basis by each of the Company’s subsidiaries that is a guarantor under the Company’s existing credit agreement (the “Credit Agreement”), the Company’s existing senior secured notes (the “Existing Senior Secured Notes”) and the Company’s existing senior unsecured notes (together, the “Note Guarantors”).

Ranking

The Notes and the guarantees related thereto will be:

•	senior unsecured obligations of the Company and the Note Guarantors, as applicable;

•	pari passu in right of payment with all existing and future unsubordinated indebtedness of the Company or the applicable Note Guarantor;

•

senior in right of payment to all existing and future indebtedness of the Company or the applicable Note Guarantor that expressly provides for its subordination to the Notes or the applicable guarantee;

•

structurally subordinated to all existing and future indebtedness and other liabilities of the Company’s subsidiaries that do not guarantee the Notes to the extent of the value of such subsidiaries’ assets; and

•

effectively subordinated to all existing and future secured indebtedness of the Company or the applicable Note Guarantor, including the Credit Agreement and the Existing Senior Secured Notes, to the extent of the value of the assets securing such indebtedness.

Redemption

The 2028 Notes will be redeemable at the option of the Company, in whole or in part, at any time on or after January 15, 2023, at the redemption prices as set forth in the Indenture.

The 2029 Notes will be redeemable at the option of the Company, in whole or in part, at any time on or after May 30, 2024, at the redemption prices as set forth in the Indenture.

In addition, the Company may redeem some or all of the 2028 Notes prior to January 15, 2023 at a price equal to 100% of the principal amount thereof plus a “make-whole” premium. Prior to July 15, 2022, the Company may redeem up to 40% of the aggregate principal amount of the 2028 Notes using the proceeds of certain equity offerings at the redemption price set forth in the Indenture.

In addition, the Company may redeem some or all of the 2029 Notes prior to May 30, 2024 at a price equal to 100% of the principal amount thereof plus a “make-whole” premium. Prior to May 30, 2022, the Company may redeem up to 40% of the aggregate principal amount of the 2029 Notes using the proceeds of certain equity offerings at the redemption price set forth in the Indenture.

Upon the occurrence of a change of control (as defined in the Indenture), unless the Company has exercised its right to redeem all of the Notes of a series, as described above, holders of the Notes of such series may require the Company to repurchase such holder’s Notes, in whole or in part, at a purchase price equal to 101% of the principal amount of such Notes plus accrued and unpaid interest to, but excluding, the purchase date applicable to such Notes.

Certain Covenants

The Indenture contains covenants that limit the ability of the Company and any of its restricted subsidiaries (as such term is defined in the Indenture), to, among other things:

•	incur or guarantee additional indebtedness;

•	make certain investments and other restricted payments;

•	create liens;

•	enter into transactions with affiliates;

•	engage in mergers, consolidations or amalgamations; and

•	transfer and sell assets.

Events of Default

The Indenture also provides for customary events of default.

The foregoing summary of the Indenture is not complete and is qualified in its entirety by reference to the full and complete text of the Indenture, a copy of which is attached as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 8.01. Other Events.

Tender Offers

On May 23, 2019, the Company issued a press release announcing the results as of the early tender date of the previously announced tender offers. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

(d)

Exhibit Number	Description
4.1	Indenture, dated as of May 23, 2019, by and among Bausch Health Companies Inc., the guarantors party thereto and The Bank of New York Mellon, as trustee.

99.1	Press release announcing the early tender results and the early settlement date of the tender offers, dated May 23, 2019.

EXHIBIT INDEX

Exhibit Number	Description
4.1	Indenture, dated as of May 23, 2019, by and among Bausch Health Companies Inc., the guarantors party thereto and The Bank of New York Mellon, as trustee.

99.1	Press release announcing the early tender results and the early settlement date of the tender offers, dated May 23, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAUSCH HEALTH COMPANIES INC.

By:	/s/ Paul S. Herendeen
Name: Paul S. Herendeen
Title: Executive Vice President, Chief Financial Officer

Date: May 23, 2019